UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

PATHFINDER ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40074	98-1575384
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1950 University Avenue Suite 350 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 321-4910

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	PFDRU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	PFDR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PFDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Amended and Restated Business Combination Agreement

As previously disclosed on the Current Report on Form 8-K (the “Signing 8-K”) filed on July 19, 2021 by Pathfinder Acquisition Corporation, a Cayman Islands exempted company incorporated with limited liability (“Pathfinder”), on July 15, 2021, Pathfinder entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among Pathfinder, ServiceMax, Inc., a Delaware corporation (“ServiceMax”), and Stronghold Merger Sub, Inc., a Cayman Islands exempted company incorporated with limited liability and a wholly owned subsidiary of ServiceMax. On August 11, 2021, Pathfinder, ServiceMax and Serve Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pathfinder (“Serve Merger Sub”), entered into an Amended and Restated Business Combination Agreement, (the “A&R Business Combination Agreement”), amending and restating the Business Combination Agreement to provide that, among other things, (i) Pathfinder will acquire in a tax-free reorganization all of the equity securities of ServiceMax and (ii) Pathfinder intends to transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the DGCL and Part XII of the Cayman Islands Companies Act (as revised) , pursuant to which PFDR’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). The A&R Business Combination Agreement and the transactions contemplated thereby (collectively, the “Business Combination”) were approved by the boards of directors of each of Pathfinder, ServiceMax and Serve Merger Sub and Pathfinder in its capacity as the sole shareholder of Serve Merger Sub.

The Business Combination and Consideration

The A&R Business Combination Agreement provides that, among other things, the following transactions will occur prior to the closing of the Business Combination (the “Closing”) as part of a pre-closing reorganization (the “Pre-Closing Reorganization”) on the terms and subject to the conditions set forth in the A&R Business Combination Agreement:

●	ServiceMax will effect a forward stock split of the shares of common stock of ServiceMax pursuant to a fixed exchange ratio such that, after giving effect thereto, ServiceMax JV, LP, a Delaware limited partnership and the sole shareholder of ServiceMax (“Parent”), will hold a number of shares of common stock of ServiceMax equal to the number of Pathfinder Shares equal to the Transaction Share Consideration (as defined below);
●	each outstanding unvested equity award of Parent will be adjusted into comparable equity awards of ServiceMax; and
●	Parent shall be terminated, dissolved and liquidated in accordance with the applicable provisions of the A&R Business Combination Agreement, the governing documents of ServiceMax, Parent and the general partner of Parent, any applicable agreements with any shareholders of Parent to which ServiceMax or any of its subsidiaries, Parent or the general partner of Parent is a party or bound and applicable laws, pursuant to which all of the shares of common stock of ServiceMax held by Parent, immediately following the consummation of the stock split described above shall be allocated to the vested equityholders of Parent in accordance with the A&R Business Combination Agreement.

In connection with the Domestication, on the date on which the Closing occurs (the “Closing Date”) prior to the Effective Time (as defined in the A&R Business Combination Agreement): (i) Pathfinder’s name will change to “ServiceMax, Inc.” (Pathfinder upon and after the consummation of the Domestication being referred to herein as “New SM”), (ii) each issued and outstanding Class A ordinary share, par value $0.0001 per share (the “Class A ordinary shares”), and each issued and outstanding Class B ordinary share, par value $0.0001 per share (the “Class B ordinary shares”), of Pathfinder will be converted into one share of common stock, par value $0.00001 per share, of New SM (the “New SM Common Stock”); (iii) each issued and outstanding whole warrant to purchase Class A ordinary shares of Pathfinder will automatically represent the right to purchase one share of New SM Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the Pathfinder warrant agreement; (iv) the governing documents of Pathfinder will be amended and restated and become the certificate of incorporation and the bylaws of New SM; and in connection with clauses (ii) and (iii) of this paragraph, each issued and outstanding unit of Pathfinder that has not been previously separated into the underlying Class A ordinary shares of Pathfinder and the underlying warrants of Pathfinder prior to the Domestication will be cancelled and will entitle the holder thereof to one share of New SM Common Stock and one-fifth of one warrant representing the right to purchase one share of New SM Common Stock at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the Pathfinder warrant agreement.

On the Closing Date, the parties to the Business Combination Agreement shall cause a certificate of merger to be executed and filed with the Secretary of State of the State of Delaware, pursuant to which Serve Merger Sub will merge with and into ServiceMax, with ServiceMax as the surviving company in such merger and, after giving effect to such merger, ServiceMax will become a wholly-owned subsidiary of New SM. In accordance with the terms and subject to the conditions of the A&R Business Combination Agreement, at the Effective Time, (i) each share of common stock of ServiceMax (having been distributed to the former vested equityholders of Parent pursuant to the Pre-Closing Reorganization) will be exchanged for shares of New SM Common Stock, based on an implied ServiceMax pre-transaction equity value of $1.425 billion, subject to adjustment which would subtract (a) the amount of the cash payments being made to holders of vested profits interests of Parent pursuant to the Pre-Closing Reorganization and (b) the employer portion of any payroll, social security, employment or similar taxes payable in connection with the vesting or settlement of any vested profits interests and cash awards of Parent (the “Transaction Share Consideration”), and (ii) each equity award with respect to ServiceMax common stock pursuant to the ServiceMax Inc. 2021 Rollover Incentive Plan (the “Company Rollover Plan”) outstanding as of immediately prior to the Effective Time (including the equity awards issued to holders of unvested equity awards of Parent pursuant to the Pre-Closing Reorganization) will be converted into the right to receive New SM Common Stock in lieu of ServiceMax Common Stock.

The Business Combination is expected to close in the fourth quarter of 2021, subject to the required approval by Pathfinder’s shareholders, delivery of the written consent by Parent and the fulfillment of other customary closing conditions.

Representations and Warranties; Covenants

The A&R Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including a covenant to use reasonable best efforts to consummate the Business Combination as promptly as reasonably practicable. Pathfinder has also agreed to take all actions within its power as may be necessary or reasonably appropriate such that, effective immediately after the closing of the Business Combination, the New SM board of directors shall consist of up to ten directors, who shall be divided into three classes, which directors shall include up to nine individuals designated by SLP Snowflake Aggregator, L.P. and one individual designated by Pathfinder Acquisition LLC (the “Sponsor”).

Conditions to Each Party’s Obligations

The obligation of Pathfinder and ServiceMax to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (ii) the absence of any order, law or other legal restraint or prohibition law issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction, in each case, preventing the consummation of the transactions contemplated by the A&R Business Combination Agreement, (iii) the effectiveness of the Registration Statement on Form S-4 to be filed by Pathfinder in connection with the Business Combination, (iv) the approval of Pathfinder’s shareholders and the receipt of the Company Shareholder Written Consent (as defined in the A&R Business Combination Agreement), (v) the aggregate cash proceeds from Pathfinder’s trust account being equal to or greater than $162,500,000, (vi) the approval of Pathfinder’s listing application with the Designated Exchange (as defined in the A&R Business Combination Agreement) and (vii) after giving effect to the transactions contemplated by the A&R Business Combination Agreement, Pathfinder having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after the effective time of the Business Combination (the “Effective Time”).

In addition, the obligation of ServiceMax to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of Pathfinder being true and correct (subject to certain materiality thresholds); (ii) the aggregate cash proceeds from Pathfinder’s trust account plus the proceeds from the Strategic Investment (as defined below) being equal to or greater than $225.0 million and (iii) the performance by Pathfinder of its covenants in all material respects. The obligation of Pathfinder to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of ServiceMax being true and correct (subject to certain materiality thresholds); (ii) there being no Company Material Adverse Effect (as defined in the A&R Business Combination Agreement) since July 15, 2021, (iii) the consummation of the Pre-Closing Reorganization and (iv) the performance by ServiceMax, SilverLake and Parent of its covenants in all material respects.

Termination

The A&R Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of Pathfinder and ServiceMax, (ii) by Pathfinder if the representations and warranties of ServiceMax are not true and correct or if ServiceMax fails to perform any covenant or agreement set forth in the A&R Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by ServiceMax if the representations and warranties of Pathfinder are not true and correct or if Pathfinder fails to perform any covenant or agreement set forth in the A&R Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either Pathfinder or ServiceMax if the Business Combination is not consummated by January 15, 2022, (v) by either Pathfinder or ServiceMax if any governmental entity of competent jurisdiction shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the A&R Business Combination Agreement and such order or other action shall have become final and nonappealable, (vi) by either Pathfinder or ServiceMax if certain required approvals are not obtained from the Pathfinder shareholders after the conclusion of a meeting of Pathfinder’s shareholders held for such purpose at which such shareholders voted on such approvals, and (vi) by Pathfinder if the transaction support agreements (as described below) and the Company Shareholder Written Consent are not delivered by the requisite times described in the A&R Business Combination Agreement.

If the A&R Business Combination Agreement is validly terminated, none of the parties to the A&R Business Combination Agreement will have any liability or any further obligation under the A&R Business Combination Agreement, except in the case of Willful Breach or Fraud (each as defined in the A&R Business Combination Agreement) and for customary provisions and obligations that survive the termination thereof (such as confidentiality obligations).

A copy of the A&R Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the A&R Business Combination Agreement is qualified in its entirety by reference thereto. The A&R Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the A&R Business Combination Agreement or other specific dates, as specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties, including for the purpose of allocating risk among the parties rather than establishing matters as facts, and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the A&R Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly, and are subject to a contractual standard of materiality different from that generally applicable to shareholders.

Sponsor Letter Agreement

Concurrently with the execution of the A&R Business Combination Agreement, Pathfinder, the Sponsor and each of Richard Lawson, David Chung, Lindsay Sharma, Jon Steven Young, Hans Swildens, Steven Walske, Lance Taylor, Omar Johnson and Paul Weiskopf (each, a “Pathfinder Insider” and together with the Sponsor, “Pathfinder Persons”), each of whom is a member of Pathfinder’s board of directors and/or management team, and ServiceMax entered into an amended and restated Sponsor Letter Agreement (the “Sponsor Letter Agreement”), which amended and restated the Sponsor Letter Agreement entered into on July 15, 2021 and previously disclosed in the Signing 8-K, pursuant to which the following actions will occur:

●	the Sponsor and each director and officer of Pathfinder have agreed to vote the Class A ordinary shares owned by him, her or it in favor of the A&R Business Combination Agreement and the transactions contemplated thereby (including the Merger) and to forego redemption rights, if any, in respect thereof,
●	each of the Pathfinder Persons who own Class B ordinary shares have agreed to, subject to, and conditioned upon and effective as of immediately prior to, the Effective Time, (i) waive any adjustment to the conversion ratio set forth in the governing documents of Pathfinder and any other anti-dilution or similar protection with respect to the Class B ordinary shares owned by him, her or it (in each case, whether resulting from the transactions contemplated by the A&R Business Combination Agreement or otherwise) and (ii) not assert or perfect any rights to adjustment of the conversion ratio with respect to the Class B ordinary shares owned by him, her or it set forth in the governing documents of Pathfinder or any other anti-dilution or similar protection with respect to the Class B ordinary shares owned by him, her or it (in each case, whether resulting from the transactions contemplated by the A&R Business Combination Agreement or otherwise),
●	subject to, and conditioned upon, the occurrence of and effective as of, the Effective Time, the Sponsor and the Pathfinder Insiders have each agreed to terminate certain existing arrangements with Pathfinder, including existing registration rights and the existing lock-up obligations with respect to his, her or its Class A ordinary shares, and
●	subject to, and conditioned upon the occurrence of, and effective as of immediately after, the Domestication, (i) fifty percent of the New SM Common Stock held by the Sponsor will fully vest, and (ii) those shares of New SM Common Stock other than those that (i) vested pursuant to the above, or (ii) were forfeited pursuant to the Sponsor Letter Agreement (collectively, the “Earn-Out Shares”) shall be subject to vesting conditions and other restrictions set forth in the Sponsor Letter Agreement.
●	The vesting conditions for the Earn-Out Shares shall be as follows:
●	thirty-three percent of the Earn-Out Shares will vest if the closing price of the New SM Common Stock is greater than or equal to $12.50 per share (as adjusted for share subdivisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) over any twenty out of thirty trading day period during the five year period following the Closing,
●	thirty-three percent of the Earn-Out Shares will vest if the closing price of the New SM Common Stock is greater than or equal to $15.00 per share (as adjusted for share subdivisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) over any twenty out of thirty trading day period during the five year period following the Closing, and
●	thirty-three percent of the Earn-Out Shares will vest if the closing price of the New SM Common Stock is greater than or equal to $17.50 per share (as adjusted for share subdivisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) over any twenty out of thirty trading day period during the five year period following the Closing.

The five-year vesting period described in the preceding paragraphs will, if a definitive purchase agreement with respect to a Company Sale (as defined in the Sponsor Letter Agreement) is entered into on or prior to the end of such period, be extended to the earlier of one day after the consummation of such Company Sale and the termination of such definitive transaction agreement, and if a Company Sale occurs during such five year (or, as applicable, longer) vesting period, then all of the Earn-Out Shares unvested as of such time will automatically vest immediately prior to the consummation of such Company Sale if the transaction consideration in such Company Sale is over the vesting threshold for each such Earn-Out Share. If any Earn-Out Shares have not vested on or prior to the end of the five-year vesting period (including pursuant to a Company Sale), then such Earn-Out Shares will be forfeited.

A copy of the Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Strategic Investor Financing

Concurrently with the execution of the A&R Business Combination Agreement, Pathfinder and ServiceMax entered into subscription agreements and amended and restated subscription agreements (the “Subscription Agreements”) with certain investors (the “Strategic Investors”), pursuant to which the Strategic Investors agreed to subscribe for and purchase, and Pathfinder agreed to issue and sell to the Strategic Investors, following the Domestication, immediately prior to but contingent upon the closing of the Business Combination, an aggregate of 1,037,500 shares of Class A common stock (the “Strategic Shares”) for a purchase price of $10.00 per share, for expected aggregate gross proceeds of $10,375,000 (the “Strategic Investment”). Pursuant to the Subscription Agreements, a Strategic Investor may reduce the number of Strategic Shares that such Strategic Investor subscribed for pursuant to the applicable Subscription Agreement, if and as necessary so that such Investor, in its reasonable discretion, may ensure that its acquisition of voting securities of Pathfinder pursuant to the Subscription Agreement will be exempt from the HSR Act.

The purpose of the sale of the Strategic Shares is to raise additional capital for use in connection with the Business Combination and to meet the minimum cash requirements provided in the A&R Business Combination Agreement.

The closing of the Strategic Investment is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that Pathfinder will grant the Strategic Investors certain customary registration rights.

The foregoing description of the Subscription Agreements, and the Strategic Investment is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

ServiceMax Transaction Support Agreements

On August 11, 2021, in connection with the execution of the A&R Business Combination Agreement, (a) Parent, ServiceMax JV GP, LLC, a Delaware limited liability company (“Parent GP”) and the general partner of Parent (collectively, the “ServiceMax Transaction Supporting Shareholders”), and ServiceMax entered into an Amended and Restated Transaction Support Agreement (the “ServiceMax Transaction Support Agreement”), which amended and restated the Transaction Support Agreement entered into on July 15, 2021 and previously disclosed in the Signing 8-K, with Pathfinder and the Sponsor, pursuant to which the ServiceMax Transaction Supporting Shareholders have agreed to, among other things, (i) be bound by and subject to certain covenants and agreements related to, or in furtherance of, the transactions contemplated by the A&R Business Combination Agreement and the Ancillary Documents (as defined in the A&R Business Combination Agreement) (including the Pre-Closing Reorganization and the Merger), (ii) support and vote in favor of the A&R Business Combination Agreement, the Ancillary Documents to which ServiceMax is or will be a party and the transactions contemplated thereby (including the Pre-Closing Reorganization and the Merger) and (iii) take, or cause to be taken, any actions necessary or advisable to (A) cause certain agreements to be terminated effective as of the Closing and (B) not consent to or approve any direct or indirect transfers of equity securities of Parent or ServiceMax, in each case, on the terms and subject to the conditions set forth in the ServiceMax Transaction Support Agreement, and (b) SLP Snowflake Aggregator, LP, a Delaware limited partnership (“Silver Lake LP”), entered into an Amended and Restated Transaction Support Agreement (the “ServiceMax Shareholder Transaction Support Agreement”), which amended and restated the ServiceMax Shareholder Transaction Support Agreement entered into on July 15, 2021 and previously disclosed in the Signing 8-K, with ServiceMax, Sponsor and Pathfinder pursuant to which Silver Lake LP agreed to, among other things, (i) be bound by and subject to certain covenants and agreements related to, or in furtherance of, the transactions contemplated by the A&R Business Combination Agreement and the Ancillary Documents (including the Pre-Closing Reorganization and the Merger), (ii) consent to and approve the A&R Business Combination Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby (including the Pre-Closing Reorganization and the Merger) and (iii) take, or cause to be taken, any actions necessary or advisable to (A) cause certain agreements to be terminated effective as of the Closing and (B) not consent to any direct or indirect transfers of equity securities of Parent or ServiceMax, in each case, on the terms and subject to the conditions set forth in the ServiceMax Shareholder Transaction Support Agreement.

The foregoing descriptions of each of the ServiceMax Transaction Support Agreement and the ServiceMax Shareholder Transaction Support Agreements are each subject to and qualified in their entirety by reference to the full text of the ServiceMax Transaction Support Agreement and the ServiceMax Shareholder Transaction Support Agreement, respectively, a copy of each of which is included as Exhibit 10.3 and Exhibit 10.4 hereto, respectively, and each of which are incorporated herein by reference.

Shareholder Rights Agreement

Concurrently with the execution of the A&R Business Combination Agreement, Pathfinder, the Sponsor, ServiceMax, Silver Lake LP and certain other equityholders of Parent (who will own shares of ServiceMax common stock upon the consummation of the Pre-Closing Reorganization) (collectively, the “Investors”) entered into an Amended and Restated Registration and Shareholder Rights Agreement (the “Shareholder Rights Agreement”), which amended and restated the Registration and Shareholder Rights Agreement entered into on July 15, 2021 and previously disclosed in the Signing 8-K, to be effective upon the Closing pursuant to which, among other things, the Investors have been granted certain customary registration rights and, in the case of Silver Lake LP, have been granted certain rights to nominate directors for election or appointment to the board of Pathfinder following the closing of the Business Combination.

Pursuant to the Shareholder Rights Agreement, the Sponsor has agreed that, subject to certain customary exceptions, it will not effect any sale or distribution of New SM equity securities during the period commencing on the Closing Date and ending on the earlier of (a) the date that is twelve (12) months following the Closing Date and (b) the first date on which the closing price of the New SM Common Stock has been greater than or equal to $12.50 per share (as adjusted for share subdivisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) measured using the daily closing price for any 20 trading days within a 30-trading day period commencing at least 150 days after the Closing Date (the “Lock-Up Release Condition”). Each other Investor has agreed that, subject to certain customary exceptions, he, she, or it shall not effect any sale or distribution of New SM equity securities during the period commencing on the Closing Date and ending on the earlier of (x) the date that is six (6) months following the Closing Date and (y) the first date on which the Lock-Up Release Condition is satisfied.

The foregoing description of the Shareholder Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Shareholder Rights Agreement, a copy of which is included as Exhibit 10.5 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “Strategic Investor Financing” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Strategic Shares to be issued and sold to the Strategic Investors will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Additional Information

In connection with the proposed transaction, Pathfinder intends to file a registration statement on Form S-4 with the SEC that will include a prospectus with respect to the securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of Pathfinder to vote on the proposed transaction. Shareholders of Pathfinder and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents will contain important information about Pathfinder, ServiceMax and the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Pathfinder as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Pathfinder will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Pathfinder Acquisition Corporation, 1950 University Avenue, Suite 350, Palo Alto, California 94303. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Pathfinder and ServiceMax and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Pathfinder and their ownership is set forth in Pathfinder’s filings with the SEC, including the final prospectus filed by Pathfinder on February 18, 2021 relating to Pathfinder’s initial public offering and in its subsequent periodic reports and other filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Pathfinder shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when it is filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Pathfinder Acquisition Corporation, 1950 University Avenue, Suite 350, Palo Alto, California 94303.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Pathfinder or ServiceMax, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Pathfinder and ServiceMax. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although each of Pathfinder and ServiceMax believes that it has a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, each of Pathfinder and ServiceMax caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the proposed transaction, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither Pathfinder nor ServiceMax can assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the shareholders of ServiceMax or Pathfinder is not obtained; the failure to realize the anticipated benefits of the business combination; risks relating to the uncertainty of the projected financial information with respect to ServiceMax; risks related to the timing and achievement of expected business milestones; the effects of competition on ServiceMax’s business; the risk that the business combination disrupts current plans and operations of Pathfinder and ServiceMax as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; risks relating ServiceMax’s history of no revenues and net losses; risks relating to ServiceMax’s intellectual property portfolio; the amount of redemption requests made by Pathfinder’s public shareholders; the ability of Pathfinder, ServiceMax or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the business combination or in the future and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form S-4 to be filed by ServiceMax with the SEC and those included under the heading “Risk Factors” in the final prospectus filed by Pathfinder on February 18, 2021 relating to Pathfinder’s initial public offering and in its subsequent periodic reports and other filings with the SEC. The forward-looking statements in this Current Report on Form 8-K represent the views of Pathfinder and ServiceMax as of the date of this Current Report on Form 8-K. Subsequent events and developments may cause that view to change. However, while Pathfinder and ServiceMax may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Pathfinder or ServiceMax as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Amended and Restated Business Combination Agreement, dated as of August 11, 2021, by and among Pathfinder Acquisition Corporation, ServiceMax, Inc. and Serve Merger Sub, Inc.
10.1	Amended and Restated Sponsor Letter Agreement, dated as of August 11, 2021, by and among Pathfinder Acquisition Corporation, Pathfinder Acquisition LLC, and each of Richard Lawson, David Chung, Lindsay Sharma, Jon Steven Young, Hans Swildens, Steven Walske, Lance Taylor, Omar Johnson and Paul Weiskopf.
10.2	Form of Amended and Restated Subscription Agreement.
10.3	Amended and Restated ServiceMax Transaction Support Agreement, dated as of August 11, 2021, by and among Pathfinder Acquisition Corporation, ServiceMax, Inc., Pathfinder Acquisition LLC, ServiceMax JV GP, LLC and ServiceMax JV, LP.
10.4	Amended and Restated ServiceMax Shareholder Transaction Support Agreement, dated as of August 11, 2021, by and among Pathfinder Acquisition Corporation, ServiceMax, Inc., Pathfinder Acquisition LLC and SLP Snowflake Aggregator, L.P.
10.5	Amended and Restated Registration and Shareholder Rights Agreement, dated as of August 11, 2021, by and among ServiceMax, Inc., Pathfinder Acquisition Corporation, Pathfinder Acquisition LLC, SLP Snowflake Aggregator, L.P. and the other parties named therein.

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2021

PATHFINDER ACQUISITION CORPORATION

By:	/s/ David Chung
Name:	David Chung
Title:	Chief Executive Officer